SB ADJUSTABLE RATE INCOME FUND

Supplement Dated March 17, 2006

To The Prospectuses Dated September 28, 2005

SMITH BARNEY FUNDS, INC.

Smith Barney Short-Term Investment Grade Bond Fund

Smith Barney U.S. Government Securities Fund

Supplement Dated March 17, 2006 to Prospectuses Dated April 29, 2005

SMITH BARNEY INCOME FUNDS

Smith Barney Capital and Income Fund

Supplement Dated March 17, 2006 to Prospectuses Dated April 29, 2005

SMITH BARNEY INVESTMENT FUNDS INC.

Smith Barney Government Securities Fund

Supplement Dated March 17, 2006 to Prospectus Dated April 29, 2005

Smith Barney Real Return Strategy Fund

Supplement Dated March 17, 2006 to Prospectus Dated January 30, 2006

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective March 17, 2006, Smith Barney Fund Management LLC (the “manager”), SB Adjustable Rate Income Fund’s investment manager, has appointed the following individuals to assume day-to-day portfolio management responsibilities for the SB Adjustable Rate Income Fund: S. Kenneth Leech, Mark Lindbloom, Stephen A. Walsh, Ronald D. Mass. Theresa Veres remains a part of the SB Adjustable Rate Income Fund’s management team.

Effective March 17, 2006, the manager has appointed the following individuals as portfolio managers of Smith Barney Funds, Inc. — Smith Barney Short-Term Investment Grade Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Mark Lindbloom.

Effective March 17, 2006, the manager has appointed the following individuals as portfolio managers of Smith Barney Funds, Inc. — Smith Barney U.S. Government Securities Fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt and Mark Lindbloom.

Effective March 17, 2006, the manager has appointed the following individuals as portfolio managers of Smith Barney Investment Funds Inc. — Smith Barney Government Securities Fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Ronald D. Mass and Mark Lindbloom.

Effective March 31, 2006, the manager has appointed the following individuals as portfolio managers of Smith Barney Income Funds — SB Capital and Income Fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Ronald D. Mass and Mark Lindbloom.

Effective March 31, 2006, the manager has appointed the following individuals as portfolio managers of Smith Barney Investment Funds Inc. — Smith Barney Real Return Strategy Fund-Inflation Protected Securities Segment: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Frederick Marki and Peter H. Stutz.

Each of the new portfolio managers is a portfolio manager associated with Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Each fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh, Eichstaedt, Mass and Stutz have been employed as portfolio managers for Western Asset for the past five years.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

Mr. Marki joined Western Asset in 2006. Prior to this, Mr. Marki was a director of Citigroup Asset Management and investment officer of the manager. He has 21 years of industry experience with the last 13 of those years with Citigroup Inc. and its predecessor companies.

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